SRI Receivables Master Trust
                      Exhibit B-1A, Page 4
                             Series 1999-1, Issuance Supplement I
                                                     Exhibit 4.21


               SRI RECEIVABLES PURCHASE CO., INC.
                           Transferor

                    SPECIALTY RETAILERS, INC.
                            Servicer

                               and

                    BANKERS TRUST (DELAWARE)
                             Trustee

        on behalf of the Series 1999-1 Certificateholders



                      ISSUANCE SUPPLEMENT I

                  Dated as of November 9, 1999

                               to

                    SERIES 1999-1 SUPPLEMENT

                  Dated as of November 9, 1999

                               to

                   SECOND AMENDED AND RESTATED
                 POOLING AND SERVICING AGREEMENT

                  Dated as of November 1, 1999



      Class A Variable Funding Certificates, Series 1999-1

      Class B Variable Funding Certificates, Series 1999-1

                  SRI RECEIVABLES MASTER TRUST


                       TABLE OF CONTENTS

                                                             Page

SECTION 1.                                            Designation     1
SECTION 2.                                            Definitions     1
SECTION 3.    Delivery and Payment for the VFCs; Form of Delivery     10
SECTION 4.                        Carrying Cost Terms of the VFCs     10
SECTION 5.                         Amortization Terms of the VFCs     12
SECTION 6.                     Variable Funding Terms of the VFCs     17
SECTION 7.                                             [Reserved]     19
SECTION 8.                  Mandatory Partial Amortization Events     19
SECTION 9.  Additional VFC Provisions                                 21
SECTION 10. Ratification of Agreement                                 22
SECTION 11. Counterparts                                              22
SECTION 12. GOVERNING LAW                                             23
SECTION 13. The Trustee                                               23
SECTION 14. Limitation of Liability                                   23
SECTION 15. Instructions in Writing                                   23



                        LIST OF EXHIBITS

EXHIBIT A-1    Form of Class A-1 Certificate
EXHIBIT A-2    Form of Class A-2 Certificate
EXHIBIT A-3    Form of Class B Certificate
EXHIBIT B-1         Class A-1 Interest Calculations
EXHIBIT B-2         Class A-2 Interest Calculations
EXHIBIT B-3         Class B Interest Calculations
EXHIBIT C       Form of Monthly Certificateholders' Statement
EXHIBIT D  Form of Daily Report



     This ISSUANCE SUPPLEMENT I dated as of November 9, 1999 (this "Issuance Supplement") to SERIES 1999-1 SUPPLEMENT, dated as of November 9, 1999 (the "Series Supplement"), by and among SRI RECEIVABLES PURCHASE CO., INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), SPECIALTY RETAILERS, INC., a corporation organized and existing under the laws of Texas, as Servicer (the "Servicer"), and BANKERS TRUST (DELAWARE), a banking corporation organized and existing under the laws of the State of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 1, 1999 (as amended or otherwise modified from time to time, the "Agreement"), among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Certificates.

     Pursuant to the Series Supplement, the Transferor and the Trustee have created a Series of Investor Certificates to be issued from time to time pursuant to the Agreement and the Series Supplement to be known generally as the "Series 1999-1 Certificates."

     Pursuant to this Issuance Supplement, the Transferor and the Trustee will create two classes of Variable Funding Certificates to be included among the Class A Certificates and one class of Variable Funding Certificates to be included among the Class B Certificates, respectively, making up part of the Series 1999-1 Certificates.

     SECTION  1.   Designation. There are  hereby  created  three
Classes of Investor Certificates, which shall be designated generally as:

          (a) the Class A-1 Variable Funding Certificates, Series
     1999-1 (the "Class A-1 VFCs"), which shall form part of the Class A Certificates in Series 1999-1;

          (b) the Class A-2 Variable Funding Certificates, Series
     1999-1 (the "Class A-2 VFCs"), which shall form part of the Class A Certificates in Series 1999-1; and

          (c)  the Class B Variable Funding Certificates,  Series
     1999-1 (the "Class B VFCs"), which shall form part of the Class B Certificates in Series 1999-1.


     SECTION 2. Definitions. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement or the Series Supplement, the terms and provisions of this Issuance Supplement shall govern with respect to the Class A-1 VFCs, Class A-2 VFCs and Class B VFCs. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by the Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Series Supplement or, if not defined in the Series Supplement, in the Agreement. Each capitalized term defined herein shall relate only to the Class A-1 VFCs, Class A-2 VFCs and Class B VFCs and no other Series or Class of Certificates issued by the Trust.

          "Additional Class A Invested Amount" shall have the meaning specified in subsection 6(a) of this Issuance
     Supplement.

          "Additional Class A-1 Invested Amount" shall have the meaning specified in subsection 6(a) of this Issuance
     Supplement.

          "Additional Class A-2 Invested Amount" shall have the meaning specified in subsection 6(a) of this Issuance
     Supplement.

          "Additional Class B Invested Amount" shall have the meaning specified in subsection 6(a) of this Issuance
     Supplement.

          "Agent" shall mean any person designated as an "Agent" in any Certificate Purchase Agreement.

          "Certificate    Purchase   Agreement"    shall    mean,
     collectively, the Class A-1 Certificate Purchase Agreement, the Class A-2 Certificate Purchase Agreement and the Class B
     Certificate Purchase Agreement.

          "Class Additional Interest" shall mean: (a) as to the Class A-1 VFCs, the Class A-1 Additional Interest; (b) as to the Class A-2 VFCs, the Class A-2 Additional Interest; and
     (c) as to the Class B VFCs, the Class B Additional Interest.

          "Class  A  Certificateholder" shall mean  a  Class  A-1
     Certificateholder or a Class A-2 Certificateholder.

          "Class A Certificate Rate" shall mean for any day the weighted average of the interest rates with respect to each portion of the Class A VFC Principal Balance outstanding at such time (taking into account whether such rates are calculated on a 360 or 365/6 day basis).

          "Class  A  Expected Final Payment Date" shall mean  the
     Class A/B VFC Expected Final Payment Date.

          "Class A Owner" shall mean any Class A-1 Owner and  any
     Class A-2 Owner.

          "Class A Initial Invested Amount" shall mean the sum of the Class A-1 Initial Invested Amount and the Class A-2
     Initial Invested Amount.

          "Class A Program Fee Rate" shall mean the weighted average annual rate (calculated based on the Class A-1 Purchase Limit and the Class A-2 Purchase Limit) at which the Class A-1 Program Fee (as defined in the Class A-1 Certificate Purchase Agreement) and the Class A-2 Program Fee (as defined in the Class A-2 Certificate Purchase Agreement) is calculated pursuant to the applicable Certificate Purchase Agreement.

          "Class A Purchaser" shall mean a Class A-1 Purchaser or a Class A-2 Purchaser.

          "Class A VFCs" shall mean the Class A-1 VFCs and  Class
     A-2 VFCs collectively.

          "Class A VFC Principal Balance" shall mean, when used with respect to any Business Day, an amount equal to the sum of the Class A-1 VFC Principal Balance and the Class A-2 VFC
     Principal Balance.

          "Class A-1 Carrying Cost Shortfall" shall have the meaning specified in subsection 4(a) of this Issuance
     Supplement.

          "Class A-1 Certificate Purchase Agreement" shall mean the Class A-1 Certificate Purchase Agreement, dated as of November 9, 1999, by and among the Transferor, SRI, one or more purchasers of Class A-1 VFCs, one or more Agents and the Facility Agent, relating to the purchase of Class A-1 VFCs, as it may be amended, supplemented or otherwise modified from time to time and including any replacement agreement therefor.

          "Class    A-1   Certificateholder"   shall    mean    a
     Certificateholder of a Class A-1 VFC.

          "Class A-1 Exiting Purchaser Amortization Amount" shall have the meaning specified in the Class A-1 Certificate
     Purchase Agreement.

          "Class   A-1   Initial  Invested  Amount"  shall   mean
     $28,350,000.

          "Class A-1 Interest" shall have the meaning specified in subsection 4(a) of this Issuance Supplement.

          "Class  A-1 Invested Amount" shall mean, for  any  day,
     (i) the Class A-1 VFC Principal Balance minus (ii) the aggregate Unreimbursed Class A-1 Investor Charge-Offs.

          "Class A-1 Owner" shall mean a Certificateholder of a Class A-1 VFC or, with respect to any Class A-1 VFC held by an Agent or any Person as nominee on behalf of a beneficial owner of such Class A-1 Certificate, the Person that is the beneficial owner of the Class A Invested Amount represented by such Class A-1 VFC as reflected on the books of such nominee.

          "Class A-1 Percentage" shall mean, for any day, the percentage equivalent of a fraction, the numerator of which equals the Class A-1 VFC Principal Balance on such day, and the denominator of which equals the sum of (i) the Class A Initial Invested Amount, plus (ii) the initial principal amount of any Additional Class A Invested Amounts issued through the end of the preceding Business Day pursuant to
     Section 6.15 of the Series Supplement or this Issuance Supplement, minus (iii) the aggregate amount of principal payments made to the Class A Certificateholders prior to such day.

          "Class A-1 Purchase Limit" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

          "Class A-1 Purchaser" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

          "Class A-1 VFC Principal Balance" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A-1 Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class A-1 Invested Amounts purchased by the Class A-1 Owners through the end of the preceding Business Day pursuant to Section 6 of this Issuance Supplement, minus (c) the aggregate amount of principal payments made to Class A-1 VFC Owners prior to such Business Day.

          "Class  A-1  VFCs" shall have the meaning specified  in
     Section 1 of this Issuance Supplement. The Class A-1 VFCs shall be substantially in the form of Exhibit A-1 to this Issuance Supplement.

          "Class A-2 Carrying Cost Shortfall" shall have the meaning specified in subsection 4(a) of this Issuance
     Supplement.

          "Class A-2 Certificate Purchase Agreement" shall mean the Class A-2 Certificate Purchase Agreement, dated as of November 9, 1999, by and among the Transferor, SRI, one or more purchasers of Class A-2 VFCs, one or more Agents and the Facility Agent, relating to the purchase of Class A-2 VFCs, as it may be amended, supplemented or otherwise modified from time to time and including any replacement agreement therefor.

          "Class    A-2   Certificateholder"   shall    mean    a
     Certificateholder of a Class A-2 VFC.

          "Class A-2 Exiting Purchaser Amortization Amount" shall have the meaning specified in the Class A-2 Certificate
     Purchase Agreement.

          "Class   A-2   Initial  Invested  Amount"  shall   mean
     $150,000,000.

          "Class A-2 Interest" shall have the meaning specified in subsection 4(a) of this Issuance Supplement.

          "Class  A-2 Invested Amount" shall mean, for  any  day,
     (i) the Class A-2 Principal Balance minus (ii) the aggregate
     Unreimbursed Class A-2 Investor Charge-Offs.

          "Class A-2 Owner" shall mean a Certificateholder of a Class A-2 VFC or, with respect to any Class A-2 VFC held by an Agent or any Person as nominee on behalf of a beneficial owner of such Class A-2 Certificate, the Person that is the beneficial owner of the Class A Invested Amount represented by such Class A-2 VFC as reflected on the books of such nominee.

          "Class A-2 Percentage" shall mean, for any day, the percentage equivalent of a fraction, the numerator of which equals the Class A-2 VFC Principal Balance on such day, and the denominator of which equals the sum of (i) the Class A Initial Invested Amount, plus (ii) the initial principal amount of any Additional Class A Invested Amounts issued through the end of the preceding Business Day pursuant to
     Section 6.15 of the Series Supplement or this Issuance Supplement, minus (iii) the aggregate amount of principal payments made to the Class A Certificateholders prior to such day.

          "Class A-2 Purchaser" shall have the meaning specified in the Class A-2 Certificate Purchase Agreement.

          "Class   A-2  Purchase  Limit"shall  have  the  meaning
     specified in the Class A-2 Certificate Purchase Agreement.

          "Class A-2 VFC Principal Balance" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A-2 Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class A-2 Invested Amounts purchased by the Class A-2 Owners through the end of the preceding Business Day pursuant to Section 6 of this Issuance Supplement, minus (c) the aggregate amount of principal payments made to Class A-2 VFC Owners prior to such Business Day.

          "Class  A-2  VFCs" shall have the meaning specified  in
     Section 1 of this Issuance Supplement. The Class A-2 VFCs shall be substantially in the form of Exhibit A-2 to this Issuance Supplement.

          "Class B Carrying Cost Shortfall" shall have the meaning specified in subsection 4(a) of this Issuance
     Supplement.

          "Class B Certificate Purchase Agreement" shall mean the Class B Certificate Purchase Agreement, dated as of November 9, 1999, by and among the Transferor, SRI, one or more purchasers of Class B VFCs, one or more Agents and the Facility Agent, relating to the purchase of Class B VFCs, as it may be amended, supplemented or otherwise modified from time to time and including any replacement agreement therefor.

          "Class    B    Certificateholder"    shall    mean    a
     Certificateholder of a Class B VFC.

          "Class B Certificate Rate" shall mean for any day the weighted average of the interest rates with respect to each portion of the Class B VFC Principal Balance outstanding at such time (taking into account whether such rates are calculated on a 360 or 365/6 day basis).

          "Class B Exiting Purchaser Amortization Amount" shall have the meaning specified in the Class B Certificate
     Purchase Agreement.

          "Class  B  Expected Final Payment Date" shall mean  the
     Class A/B VFC Expected Final Payment Date.

          "Class   B   Initial   Invested  Amount"   shall   mean
     $66,500,000.

          "Class B Interest" shall have the meaning specified in subsection 4(b) of this Issuance Supplement.

          "Class B Owner" shall mean a Certificateholder of a Class B VFC or, with respect to any Class B VFC held by an Agent or any Person as nominee on behalf of a beneficial owner of such Class B VFC, the Person that is the beneficial owner of the Class B Invested Amount represented by such Class B VFC as reflected on the books of such nominee.

          "Class B Program Fee Rate" shall mean the annual rate at which the Class B Program Fee (as defined in the Class B
     Certificate Purchase Agreement) is calculated pursuant to the Class B Purchase Agreement.

          "Class B Purchaser" shall have the meaning specified in the Class B Certificate Purchase Agreement.

          "Class   B  Purchase  Limit"  shall  have  the  meaning
     specified in the Class B Certificate Purchase Agreement.

          "Class B VFC Principal Balance" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class B Invested Amounts purchased by the Class B Owners through the end of the preceding Business Day pursuant to Section 6 of this Issuance Supplement, minus (c) the aggregate amount of principal payments made to Class B VFC Owners prior to such Business Day.

          "Class  B  VFCs"  shall have the meaning  specified  in
     Section 1 of this Issuance Supplement. The Class B VFCs shall be substantially in the form of Exhibit A-3 to this Issuance Supplement.

          "Class Carrying Cost Shortfall"shall mean: (a) as to the Class A-1 VFCs, the Class A-1 Carrying Cost Shortfall;
     (b) as to the Class A-2 VFCs, the Class A-2 Carrying Cost Shortfall; and (c) as to the Class B VFCs, the Class B Carrying Cost Shortfall.

          "Class  Interest"shall mean: (a) as to  the  Class  A-1
     VFCs, the Class A-1 Interest; (b) as to the Class A-2 VFCs, the Class A-2 Interest; and (c) as to the Class B VFCs, the
     Class B Interest.

          "Commitment Termination Date" shall mean, (a) with respect to a Class A-1 Purchaser, the date specified as such in the Class A-1 Certificate Purchase Agreement, subject to extension as provided therein, (b) with respect to a Class A-2 Purchaser, the date specified as such in the Class A-2 Certificate Purchase Agreement, subject to extension as provided therein, and (c) with respect to a Class B Purchaser, the date specified as such in the Class B Certificate Purchase Agreement, subject to extension as provided therein.

          "Daily Report" shall mean a report substantially in the form of Exhibit D to this Issuance Supplement delivered by the Servicer to the Trustee, each Agent and the Facility on each Business Day.

          "Exiting Class A-1 Purchaser" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

          "Exiting Class A-2 Purchaser" shall have the meaning specified in the Class A-2 Certificate Purchase Agreement.

          "Exiting Class B Purchaser"shall have the meaning specified in the Class B Certificate Purchase Agreement.

          "Exiting  Purchaser" shall mean an  Exiting  Class  A-1
     Purchaser,  an  Exiting Class A-2 Purchaser  or  an  Exiting
     Class B Purchaser.

          "Exiting  Purchaser  Amortization Amount"  shall  mean:
     (a) for an Exiting Class A-1 Purchaser, such Exiting Purchaser's Class A-1 Exiting Purchaser Amortization Amount,
     (b) for an Exiting Class A-2 Purchaser, such Exiting Purchaser's Class A-2 Exiting Purchaser Amortization Amount, and (c) for an Exiting Class B Purchaser, such Exiting Purchaser's Class B Exiting Purchaser Amortization Amount.

          "Exiting Purchasers' Allocation Percentage" shall mean, with respect to each Exiting Purchaser on any Business Day, a percentage designated by the Transferor which shall (a) not be less than the percentage equivalent of a fraction, the numerator of which is the Exiting Purchaser Amortization Amount for such Exiting Purchaser and the denominator of which is the greater of (i) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of such Exiting Purchaser's Commitment Termination Date and (ii) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on such Business Day, and (b) not be greater than 100%.

          "Facility Agent" shall mean the agent from time to time serving as the Facility Agent under the Certificate Purchase
     Agreements.

          "Fixed Allocation Percentage" shall mean, for any Business Day in the Mandatory Partial Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day prior to the beginning of the Mandatory Partial Amortization Period and the denominator of which is the greater of
     (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Equalization Account at the end of the last Business Day preceding the commencement of such Mandatory Partial Amortization Period and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Classes of all Series on the Business Day for which the Fixed Allocation Percentage is being determined.

          "Junior Facilities Costs" shall mean the portion of Total Facilities Costs described as such in subsection 4(c) of this Issuance Supplement.

          "Late Payment Rate" shall mean (a) with respect to the Class A-1 Certificates, the Risk Rate, as defined in Exhibit B-1 hereto, (b) with respect to the Class A-2 Certificates, the Risk Rate, as defined in Exhibit B-2 hereto, and (c) with respect to the Class B Certificates, the Risk Rate, as defined in Exhibit B-3 hereto.

          "Mandatory Partial Amortization Event" shall have the meaning specified in Section 8 of this Issuance Supplement.

          "Mandatory Partial Amortization Period" shall mean the period commencing on the date on which a Mandatory Partial Amortization Event is deemed to occur and ending on the earlier to occur of (i) the commencement of the Amortization Period pursuant to the Series Supplement or (ii) the day on which the Class A Invested Amount and the Class B Invested Amount allocable to the VFCs have been paid in full.

          "Mezzanine Facilities Costs" shall mean the portion of Total Facilities Costs described as such in subsection 4(c) of this Issuance Supplement.

          "New Issuance" shall mean (i) the issuance by the Trust of any newly issued Series of Investor Certificates (or, with respect to a prefunded Series, interests therein) other than Series 1999-1, the proceeds of which newly issued Series or such new class will be applied to reduce the Class A Invested Amount or the Class B Invested Amount, or
     (ii) the specification of the terms of any new class or subclass of Series 1999-1 Certificates pursuant to any amendment or modification to this Issuance Supplement (other than an increase in the Class A Invested Amount or the Class B Invested Amount pursuant to Section 6 of this Issuance Supplement and the applicable Certificate Purchase Agreement) or any additional Issuance Supplement entered into pursuant to the Series Supplement.

          "Parity Class" shall mean, with respect to the Class A Certificates or the Class B Certificates, a class or subclass of Series 1999-1 Certificates which are on a parity with the Class A Certificates or the Class B Certificates, as the case may be, as to allocations of Available Series 1999-1 Finance Charge Collections, Excess Finance Charge Collections, Series Transferor Finance Charge Collections, Reallocated Principal Collections or Available Principal Collections.

          "Partial Amortization Amount" shall mean, as of any date, the sum of the unpaid Class A-1 Exiting Purchaser Amortization Amount, the unpaid Class A-2 Exiting Purchaser Amortization Amount and the unpaid Class B Exiting Purchaser Amortization Amount.

          "Partial  Amortization  Adjustment  Amount"   has   the
     meaning  specified  in  subsection  5(c)  of  this  Issuance
     Supplement.

          "Principal Distribution Date" shall mean each Business Day during the Revolving Period on which the Transferor elects, upon not less than two Business Days' notice to each Agent and the Facility Agent, to repay principal on the
     Class A-1 VFCs, Class A-2 VFCs or Class B VFCs; provided that there may not be more than two days in any calendar week in which there is a change in the Class A Invested Amount or the Class B Invested Amount unless each affected Class A Purchaser, Class A Owner, Class B Purchaser and Class B Owner otherwise consents; and provided further that if the Partial Amortization Amount exceeds zero, the Transferor shall elect to designate at least one Business Day in each calendar week as a Principal Distribution Date if there are funds on deposit in the Principal Funding Account on such Business Day in an amount equal to or greater than $1,000,000 in respect of the VFCs, or, if less, in an amount equal to the Partial Amortization Amount.

          "Purchase Date" shall mean any Business Day on which the purchase of an Additional Invested Amount is to occur pursuant to Section 6 of this Issuance Supplement.

          "Senior   Facilities  Costs"  shall  have  the  meaning
     specified in the Series Supplement and shall also include the portion of Total Facilities Costs described as such in subsection 4(c) of this Issuance Supplement.

          "Total   Facilities  Costs"  shall  have  the   meaning
     specified in subsection 4(c) of this Issuance Supplement.

          "Unreimbursed Class A-1 Charge-Offs" shall mean, for any day, the excess, if any, of (i) the sum for each of the prior Business Days of the Class A-1 Percentage of the amount of Class A Investor Charge-Offs on such Business Day, over (ii) the sum for each of the prior Business Days of the Class A-1 Percentage of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on such Business Day pursuant to subsection 4.8(a)(v) of the Series Supplement, for the purpose of reinstating reductions of the Class A Invested Amount pursuant to clause (e) of the definition of the term "Class A Invested Amount" in the Series Supplement.

          "Unreimbursed Class A-2 Charge-Offs" shall mean, for any day, the excess, if any, of (i) the sum for each of the prior Business Days of the Class A-2 Percentage of the amount of Class A Investor Charge-Offs on such Business Day, over (ii) the sum for each of the prior Business Days of the Class A-2 Percentage of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on such Business Day pursuant to subsection 4.8(a)(v) of the Series Supplement, for the purpose of reinstating reductions of the Class A Invested Amount pursuant to clause (e) of the definition of the term "Class A Invested Amount" in the Series Supplement.

          "Unreimbursed Class B Charge-Offs" shall mean, for any day, the excess, if any, of (i) the sum for each of the prior Business Days of the amount of Class B Investor Charge-Offs on such Business Day, over (ii) the sum for each of the prior Business Days of the aggregate amount allocated with respect to Class B Investor Charge-Offs and available on such Business Day pursuant to subsection 4.8(a)(vii) of the Series Supplement, for the purpose of reinstating reductions of the Class B Invested Amount pursuant to clause (e) of the definition of the term "Class B Invested Amount" in the Series Supplement.

          "VFC Additional Invested Amount" shall have the meaning specified in subsection 6(a) of this Issuance Supplement.

          "VFC Certificateholder" shall mean a Certificateholder of VFCs.

          "VFCs" shall mean the Class A-1 VFCs, Class A-2 VFCs and the Class B VFCs, collectively.

     SECTION 3. Delivery and Payment for the VFCs; Form of Delivery. (a) The Transferor shall execute and deliver the
Class A-1 VFCs, Class A-2 VFCs and the Class B VFCs to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Class A-1 VFCs, Class A-2 VFCs and the Class B VFCs to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

          (b) The Class A-1 VFCs, Class A-2 VFCs and the Class B VFCs shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement and not as Book-Entry Certificates. The VFCs shall not be subject to any minimum denominations.

     SECTION 4. Carrying Cost Terms of the VFCs. (a) The amount of monthly interest (the "Class A-1 Interest") payable on the Class A-1 VFCs on each Distribution Date shall be calculated as provided on Exhibit B-1. The amount of monthly interest (the "Class A-2 Interest") payable on the Class A-2 VFCs on each Distribution Date shall be calculated as provided on Exhibit B-2.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine, separately for the Class A-1 VFCs and the Class A-2 VFCs, an amount (the "Class A-1 Carrying Cost Shortfall" and "Class A-2 Carrying Cost Shortfall," respectively) equal to the excess, if any, of (x) the applicable Senior Facilities Costs for the Distribution Date, over (y) the amount available to be paid to the applicable Class A Certificateholders in respect of such Senior Facilities Costs on such Distribution Date. If there is a Class A-1 Carrying Cost Shortfall or Class A-2 Carrying Cost Shortfall with respect to any Distribution Date, an additional amount ("Class A-1 Additional Interest" and "Class A-2 Additional Interest," respectively) shall be payable as provided herein with respect to the applicable Class A VFCs on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A-1 Carrying Cost Shortfall or Class A-2 Carrying Cost Shortfall is paid to the applicable Class A Certificateholders in full. Class A-1 Additional Interest and Class A-2 Additional Interest shall accrue on the balance of the Class A-1 Carrying Cost Shortfall or Class A-2 Carrying Cost Shortfall at the applicable Late Payment Rate during the related Interest Accrual Period, on the basis of the number of days in that Interest Accrual Period and a year of 365/6 days. Notwithstanding anything to the contrary herein, Class A-1 Additional Interest and Class A-2 Additional Interest shall be payable or distributed to the applicable Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "Class B Interest") payable on the Class B VFCs on each Distribution Date shall be calculated as provided on Exhibit B-3.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine for the Class B VFCs an amount (the "Class B Carrying Cost Shortfall") equal to the excess, if any, of (x) the applicable Senior Facilities Costs for such Distribution Date, over (y) the amount available to be paid to the Class B Certificateholders in respect of such Senior Facilities Costs on such Distribution Date. If there is a Class B Carrying Cost Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B VFCs on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Carrying Cost Shortfall is paid to the Class B Certificateholders in full. Class B Additional Interest shall accrue on the balance of the Class B Carrying Cost Shortfall at the applicable Late Payment Rate during the related Interest Accrual Period, on the basis of the number of days in that Accrual Period and a year of 365/6 days. Notwithstanding anything to the contrary herein, Class B
Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c) "Total Class Facilities Costs" for each Distribution Date shall equal (i) for the Class A-1 VFCs, the Class A-1 Interest and any Class A-1 Additional Interest for such Distribution Date, plus the aggregate amount of Class A-1 Program Fees and Class A-1 Utilization Fees (each as defined in the Class A-1 Certificate Purchase Agreement) due and payable on such Distribution Date pursuant to the Class A-1 Certificate Purchase Agreement, plus all other amounts due and payable on such Distribution Date by the Transferor (individually or as Transferor) to any Class A-1 Purchaser or Agent or the Facility Agent pursuant to the Class A-1 Certificate Purchase Agreement (including without limitation pursuant to Section 2.3, 2.4, 2.5 or 2.6 thereof), each determined without regard to the provisions of subsection 9.11(a) of the Class A-1 Certificate Purchase Agreement, (ii) for the Class A-2 VFCs, the Class A-2 Interest and any Class A-2 Additional Interest for such Distribution Date, plus the aggregate amount of Class A-2 Program Fees and Class A-2 Utilization Fees (each as defined in the Class A-2 Certificate Purchase Agreement) due and payable on such Distribution Date pursuant to the Class A-2 Certificate Purchase Agreement, plus all other amounts due and payable on such Distribution Date by the Transferor (individually or as Transferor) to any Class A-2 Purchaser or Agent or the Facility Agent pursuant to the Class A-2 Certificate Purchase Agreement (including without limitation pursuant to Section 2.3, 2.4, 2.5 or 2.6 thereof), each determined without regard to the provisions of subsection 9.11(a) of the Class A-2 Certificate Purchase Agreement, and
(iii) for the Class B VFCs, the Class B Interest and any Class B Additional Interest for such Distribution Date, plus the aggregate amount of Class B Program Fees and Class B Utilization Fees (each as defined in the Class B Certificate Purchase Agreement) due and payable on such Distribution Date pursuant to the Class B Certificate Purchase Agreement, plus all other amounts due and payable on such Distribution Date by the Transferor (individually or as Transferor) to any Class B Purchaser or Agent or the Facility Agent pursuant to the Class B Certificate Purchase Agreement (including without limitation pursuant to Section 2.3, 2.4, 2.5 or 2.6 thereof), each determined without regard to the provisions of subsection 9.11(a) of the Class B Certificate Purchase Agreement, as determined by the applicable Agents in accordance with the respective Certificate Purchase Agreements and, if applicable, subsection 4(a) of this Issuance Supplement.

     For   purposes  of  determining  Senior  Facilities   Costs,
Mezzanine Facilities Costs and Junior Facilities Costs as to each
Class:

          (i) the Total Class Facilities Costs for any Distribution Date shall constitute Senior Facilities Costs for such Class to the extent that the Total Class Facilities Costs do not exceed the product of (A) the daily average Class A-1 Invested Amount, Class A-2 Invested Amount or Class B Invested Amount (as applicable) for such Interest Accrual Period, (B) Adjusted LIBOR plus 2.25% and (C) the number of days in such Interest Accrual Period divided by 360;

          (ii)                               any   excess   Total
                                             Class     Facilities
                                             Costs    for     any
                                             Distribution    Date
                                             shall     constitute
                                             Mezzanine Facilities
                                             Costs for such Class
                                             to  the extent  that
                                             the  excess does not
                                             exceed  the  product
                                             of   (A)  the  daily
                                             average  Class   A-1
                                             Invested     Amount,
                                             Class  A-2  Invested
                                             Amount  or  Class  B
                                             Invested Amount  (as
                                             applicable) for such
                                             Interest     Accrual
                                             Period,  (B)   0.75%
                                             and  (C) the  number
                                             of   days  in   such
                                             Interest     Accrual
                                             Period  divided   by
                                             360; and

          (iii)      any  remaining excess Total Class Facilities
     Costs  for  any  Distribution Date shall  constitute  Junior
     Facilities Costs for such Class.

     (d) The Interest Accrual Period for the VFCs for each Distribution Date shall be the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Interest Accrual Period will run from the Series 1999-1 Closing Date to and excluding the initial Distribution Date.

     SECTION 5. Amortization Terms of the VFCs. Principal payments shall be made on the VFCs: (i) during the Amortization Period, if any VFCs then remain outstanding, as specified in the Series Supplement as supplemented by subsection 5(a) below; (ii) during the portions of the Revolving Period which do not include any Mandatory Partial Amortization Period and on which the Partial Amortization Amount is zero, to the extent specified in subsection 5(b) below; (iii) during the portions of the Revolving Period which do not include any Mandatory Partial Amortization Period and on which the Partial Amortization Amount exceeds zero, to the extent specified in subsection 5(c) below; and (iv) during any Mandatory Partial Amortization Period, as specified in subsection 5(d) below.

     (a) Subject to the terms of any future Issuance Supplement, the Amortization Period shall commence on the date determined in accordance with the definition of "Amortization Period Commencement Date" in the Series Supplement, without reference to clause (ii) of that definition. However, nothing contained herein shall be deemed to constitute a commitment by any Class A-1 Purchaser, Class A-2 Purchaser or Class B Purchaser to extend its Commitment Expiration Date. Neither the Class A-1 VFCs nor the Class A-2 VFCs are subject to an Accumulation Period. Clause (a) of the definition of "Monthly Principal" in the Series Supplement shall not apply to the VFCs.

     (b) (i) No later than 12:00 noon on the second Business Day immediately prior to each Principal Distribution Date during the Revolving Period, the Transferor shall provide written notice to the Trustee, each Agent and the Facility Agent of such Principal Distribution Date and of the amount of principal to be repaid on such Principal Distribution Date.

          (ii) On the Business Day preceding each Principal Distribution Date during the Revolving Period, if the funds deposited in the Principal Account pursuant to subsection 4.8(e) of the Series Supplement and available therein as of such Business Day equal or exceed $1,000,000 (or such lesser amount as may be designated by the Transferor, as set forth by the Servicer on its behalf in the Daily Report for such Business Day, and consented to by the Facility Agent, the Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers), the Trustee, in accordance with the instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account the largest multiple of $250,000 that is available (or such other available amount as may be designated by the Transferor, as set forth by the Servicer on its behalf in such Daily Report, and consented to by the Facility Agent, the Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers). Notwithstanding the provisions of
     Section 5.1 of the Series Supplement, on each Principal Distribution Date with respect to the Revolving Period, the Paying Agent shall pay the amount so deposited in the Distribution Account to the VFC Certificateholders, in accordance with the instructions of the Transferor, as set forth by the Servicer on its behalf in the Daily Report for such Business Day, which instructions satisfy one or more of the following provisions:

           (A)the Transferor may apply all such funds to the reduction of the Class A VFC Principal Balance; or

           (B)the Transferor may apply all such funds to the reduction of the Class A VFC Principal Balance and the Class B VFC Principal Balance in such proportions as it selects if, after giving effect to the principal payments to be made on such Principal Distribution Date, (1) no Series 1999-1 Pay Out Event, Trust Pay Out Event or Mandatory Partial Amortization Event has occurred and is continuing, and (2) the Enhancement Percentage for the Class A Certificates shall be not less than 38%.

     So long as no Series 1999-1 Pay Out Event, Trust Pay Out Event or Mandatory Partial Amortization Event has occurred and is continuing, funds to be applied to the reduction of the Class A VFC Principal Balance pursuant to this clause
     (ii) shall be applied first to the reduction of the Class A -1 VFC Principal Balance, until the Class A-1 VFC Principal Balance equals zero, and then to the reduction of the Class A-2 VFC Principal Balance, unless each Class A Owner otherwise consents.

          (iii) On any Business Day, the Transferor may cause the proceeds of a New Issuance to be deposited in the Distribution Account, in an amount equal to the largest multiple of $250,000 that is available (or such other available amount as may be designated by the Transferor, as set forth by the Servicer on its behalf in such Daily Report, and consented to by the Facility Agent, the
     Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers). Notwithstanding the provisions of
     Section 5.1 of the Series Supplement, on the next following Principal Distribution Date with respect to the Revolving Period, the Paying Agent shall pay the amount so deposited in the Distribution Account to the VFC Certificateholders, in accordance with the instructions of the Transferor, as set forth by the Servicer on its behalf in the Daily Report for such Business Day, which instructions satisfy one or more of the following provisions:

           (A)if  and to the extent such proceeds are from a  New
          Issuance which is a Parity Class with the Class A VFC, the Transferor shall apply all such funds to the reduction of the Class A VFC Principal Balance;

           (B)if and to the extent such proceeds are from a New Issuance which is a Parity Class with the Class B VFC, the Transferor shall apply all such funds to the reduction of the Class B VFC Principal Balance; or

           (C)otherwise

           (1)the Transferor may apply all such funds to the reduction of the Class A VFC Principal Balance; or

           (2)the Transferor may apply all such funds to the reduction of the Class A VFC Principal Balance and the Class B VFC Principal Balance in such proportions as it selects if, after giving effect to the principal payments to be made on such Principal Distribution Date, (x) no Series 1999-1 Pay Out Event, Trust Pay Out Event or Mandatory Partial Amortization Event has occurred and is continuing, and (y) the Enhancement Percentage for the Class A Certificates shall be not less than 38%.

     So long as no Series 1999-1 Pay Out Event, Trust Pay Out Event or Mandatory Partial Amortization Event has occurred and is continuing, funds to be applied to the reduction of the Class A VFC Principal Balance pursuant to this clause
     (iii) shall be applied first to the reduction of the Class A -2 VFC Principal Balance, until the Class A-2 VFC Principal Balance equals zero, and then to the reduction of the Class A-1 VFC Principal Balance, unless each Class A Owner otherwise consents.

     (c) Notwithstanding the provisions of subsection 4.8(b) of the Series Supplement and subsection 5(b) of this Issuance Supplement, if on any Business Day during any portion of the Revolving Period which is not a Mandatory Partial Amortization Period, the aggregate Partial Amortization Amount exceeds zero, until sufficient funds are deposited into the Principal Account collectively to reduce the aggregate Partial Amortization Amount plus any Partial Amortization Adjustment Amount to zero on the related Distribution Date, funds on deposit in the Collection Account to the extent of the product of (i) the aggregate Exiting Purchasers' Allocation Percentage and (ii) the amount of Principal Collections available in the Collection Account with respect to such Business Day shall (x) first be deposited into the Principal Account until the amount so deposited equals the aggregate Partial Amortization Amount plus any related Partial Amortization Adjustment Amount, and (y) thereafter be applied as provided in subsection 4.8(b) of the Series Supplement.
Notwithstanding the provisions of Section 5.1 of the Series Supplement, on each Distribution Date on which the Partial Amortization Amount exceeds zero (and on such other Business Days as the Transferor may elect with two Business Days' prior written notice to each Agent and the Facility Agent; provided that no more than two changes in the Class A Invested Amount or Class B Invested Amount would occur in any calendar week as a result of such election), the Trustee, in accordance with the instructions from the Servicer set forth in the Daily Report for such day, shall withdraw funds deposited in the Principal Account pursuant to this subsection (c) and pay to (i) (A) the applicable Class A-1 Certificateholder, in the case of Partial Amortization Amounts relating to Exiting Class A-1 Purchasers, (B) the applicable Class A-2 Certificateholder, in the case of Partial Amortization Amounts relating to Exiting Class A-2 Purchasers, or
(C) the applicable Class B Certificateholder, in the case of Partial Amortization Amounts relating to Exiting Class B Purchasers, in each case for allocation in accordance with the applicable Certificate Purchase Agreement, to the extent of the amounts so deposited, other than in respect of the Partial Amortization Adjustment Amount, and available therein as of such Business Day, and (ii) to the Class A VFC Certificateholders, to the extent of funds so deposited in respect of the Partial Amortization Adjustment Amount and available therein as of such Business Day; provided that, after giving effect to such payment, the Enhancement Percentage for Class A will remain at least equal to 38%; and provided further that no such payment shall be made unless the amount thereof exceeds $1,000,000 and is in an integral multiple of $250,000 (or such amount less than $1,000,000 as shall equal the sum of the Partial Amortization Amount and the Partial Amortization Adjustment Amount on such Business Day), or such other available amount as may be designated by the Transferor, as set forth by the Servicer on its behalf in the applicable Daily Report, and consented to by the Facility Agent, the Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers. Funds to be so applied in respect of any Partial Amortization Adjustment Amount to the reduction of the Class A VFC Principal Balance shall be applied first to the reduction of the Class A-1 VFC Principal Balance, until the Class A-1 VFC Principal Balance equals zero, and then to the reduction of the Class A-2 VFC Principal Balance, unless each Class A Owner otherwise consents. If any Exiting Purchaser is a Class B Purchaser, the "Partial Amortization Adjustment Amount" shall equal the amount, if any, by which the Class A Invested Amount must be reduced (taking into account a reduction of the Class B Invested Amount by such Class B Purchaser's Exiting Purchaser Amortization Amount and any concurrent changes in the Class A Invested amount, the Class B Invested Amount or the Invested Amount of any more junior Class) so that the Enhancement Percentage for Class A will not be less than 38%.

     (d) If a Mandatory Partial Amortization Period commences during the Revolving Period, then notwithstanding the provisions of subsection 4.8(b) of the Series Supplement and subsections 5(b) and 5(c) of this Issuance Supplement, on each Business Day during the Mandatory Partial Amortization Period until sufficient funds are deposited into the Principal Account collectively to reduce the portion of the Class A Invested Amount and the Class B Invested Amount allocable to the VFCs to zero on the related Distribution Date, funds on deposit in the Collection Account to the extent of the product of (i) the Fixed Allocation Percentage and (ii) the amount of Principal Collections available in the Collection Account with respect to such Business Day shall
(x) first be deposited into the Principal Account until the amount so deposited equals the sum of the portion of the Class A Invested Amount allocable to the Class A VFCs and the portion of the Class B Invested Amount allocable to the Class B VFCs and (y) thereafter be applied as provided in subsection 4.8(b) of the
Series  Supplement.   For purposes of subsection  4.3(e)  of  the
Agreement, on each Business Day during a Mandatory Partial Amortization Period, the sum of the portion of the Class A Invested Amount allocable to the Class A VFCs and the portion of the Class B Invested Amount allocable to the Class B VFCs, minus the funds on deposit in the Principal Account that are available to cover the such portions of the Invested Amount on the related Distribution Date, shall constitute a Principal Shortfall with respect to the Series 1999-1 Investor Certificates and, notwithstanding the provisions of subsection 4.8(e) of the Series Supplement, Shared Principal Collections allocated to the Series 1999-1 Investor Certificates shall be deposited into the Principal Account and applied as provided in this paragraph until the amount on deposit therein equals the sum of the portion of the Class A Invested Amount allocable to the Class A VFCs and the portion of the Class B Invested Amount allocable to the Class B VFCs. Amounts deposited in the Principal Account pursuant to this paragraph shall be applied on each Distribution Date to make payments of principal to the Class A Certificateholders (pro rata based on the respective portions of the Class A Invested Amount held by each) until the portion of the Class A Invested Amount allocable to the Class A VFCs has been reduced to zero and then to make payments of principal to the Class B Certificateholders (pro rata based on the respective portions of the Class B
Invested Amount held by each) until the portion of the Class B Invested Amount allocable to the Class B VFCs has been reduced to zero.

     (e) The following date is hereby specified for purposes of clause (a) of the definition of "Class B Principal Payment Commencement Date" in the Series Supplement: the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1999-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

     (f) Any principal payments made to any VFC Certificateholder pursuant to this Section 5 shall be made by wire transfer to such VFC Certificateholder to an account designated by such VFC Certificateholder by written notice given to the Paying Agent not less than five (5) Business Days prior to the related payment date no later than 2:30 p.m., New York City time, on such payment date.

     SECTION 6.     Variable Funding Terms of the VFCs.

     (a) The Transferor may offer for purchase by Class A-1 Purchasers, Class A-2 Purchasers or Class B Purchasers additional undivided interests in the Trust in specified amounts (any such amounts, respectively, an "Additional Class A-1 Invested Amount," an "Additional Class A-2 Invested Amount" or an "Additional Class B Invested Amount" and, collectively, a "VFC Additional Invested Amounts," and any "Additional Class A-1 Invested Amount" and "Additional Class A-2 Invested Amount," collectively, an "Additional Class A Invested Amount") in accordance with the applicable Certificate Purchase Agreements and this Section 6. The VFC Additional Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables and amounts on deposit in the Equalization Account (other than investment earnings thereon) over the greater of (a) the sum of (i) the aggregate Invested Amount of each Series, including the Series 1999-1 Certificates, then out standing prior to giving effect to the additions of such VFC Additional Invested Amounts, minus amounts on deposit in the principal funding account for any Series, if any, and (ii) the Minimum Transferor Interest and (b) the Minimum Aggregate Principal Receivables. The aggregate Additional Class A Invested Amounts and Additional Class B Invested Amounts to be purchased shall have a minimum aggregate amount of $1,000,000 or more, and shall be in integral multiples of $250,000 (or such other amount designated by the Transferor). In no event shall (i) an Additional Class A-1 Invested Amount be offered for purchase if, after giving effect to such purchase, the Class A-1 VFC Principal Balance would exceed the Class A-1 Purchase Limit, (ii) an Additional Class A-2 Invested Amount be offered for purchase if, after giving effect to such purchase, the Class A-2 VFC Principal Balance would exceed the Class A-2 Purchase Limit, or (iii) an Additional Class B Invested Amount be offered for purchase if, after giving effect to such purchase, the Class B VFC Principal Balance would exceed the Class B Purchase Limit. Without the consent of each affected Class A Purchaser and Class B Purchaser, the Transferor shall not effect sales of Class A Additional Invested Amounts or Class B Additional Invested Amounts pursuant to this Section 6, if, as a result thereof, there would be more than two changes in the Class A Invested Amount or the Class B Invested Amount in any calendar week. Without the consent of the Class A-2 Purchasers, an Additional Class A-1 Invested Amount be not offered for purchase except to the extent that, after giving effect to such purchase and any concurrent purchases of
Additional Class A-2 Invested Amounts, the Class A-2 VFC Principal Balance would equal the Class A-2 Purchase Limit.

     (b) If Class A-1 Purchasers acquire an Additional Class A-1 Invested Amount, then in consideration of such Class A-1 Purchasers' payments of an amount equal to such Additional Class A-1 Invested Amount, the Servicer shall appropriately note such Additional Class A-1 Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class A-1 Invested Amount, and the Invested Amount of the Class A-1 Certificates will be equal to the Invested Amount of the Class A-1 Certificates stated in such Daily Report. If Class A-2 Purchasers acquire an Additional Class A-2 Invested Amount, then in consideration of such Class A-2 Purchasers' payments of an amount equal to such Additional Class A-2 Invested Amount, the Servicer shall appropriately note such Additional Class A-2 Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class A-2
Invested  Amounts,  and  the Invested Amount  of  the  Class  A-2
Certificates will be equal to the Invested Amount of the Class A-2 Certificates stated in such Daily Report. If Class B Purchasers acquire an Additional Class B Invested Amount, then in consideration of such Class B Purchasers' payments of an amount equal to such Additional Class B Invested Amount, the Servicer shall appropriately note such Additional Class B Invested Amount on the related Daily Report and direct the Trustee to pay to the Transferor such Additional Class B Invested Amounts, and the Invested Amount of the Class B Certificates will be equal to the Invested Amount of the Class B Certificates stated in such Daily Report.

     (c) The outstanding amounts of any Additional Class A-1 Invested Amount purchased by each Class A-1 Purchaser shall be evidenced by the Class A-1 Certificate issued on the Closing Date substantially in the form of Exhibit A-1 (or thereafter issued in replacement or exchange therefor). Each Class A-1 Certificate holder shall and is hereby authorized to record on the grid attached to its Class A-1 Certificate (or at such Class A-1 Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A-1 Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on, or any error in, such grid (or in such books and records) shall not adversely affect such Class A-1 Certificateholder's rights with respect to its Class A-1 VFC Principal Balance and its right to receive interest payments in respect of the Class A-1 VFC Principal Balance held by such Class A-1 Certificateholder.

     (d) The outstanding amounts of any Additional Class A-2 Invested Amount purchased by each Class A-2 Purchaser shall be evidenced by the Class A-2 Certificate issued on the Closing Date substantially in the form of Exhibit A-2 (or thereafter issued in replacement or exchange therefor). Each Class A-2 Certificate holder shall and is hereby authorized to record on the grid attached to its Class A-2 Certificate (or at such Class A-2 Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A-2 Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on, or any error in, such grid (or in such books and records) shall not adversely affect such Class A-2 Certificateholder's rights with respect to its Class A-2 VFC Principal Balance and its right to receive interest payments in respect of the Class A-2 VFC Principal Balance held by such Class A-2 Certificateholder.

     (e) The outstanding amounts of any Additional Class B Invested Amount purchased by each Class B Purchaser shall be evidenced by a Class B Certificate to be issued on the Closing Date substantially in the form of Exhibit A-3 (or thereafter issued in replacement or exchange therefor). Each Class B Certificateholder shall and is hereby authorized to record on the grid attached to its Class B Certificate (or at such Class B Certificateholder's option, in its internal books and records) the date and amount of any Additional Class B Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on, or any error in, such grid (or in such books and records) shall not adversely affect such Class B Certificateholder's rights with respect to its Class B VFC Principal Balance and its right to receive interest payments in respect of the Class B VFC Principal Balance held by such Class B Certificateholder.

     SECTION 7.  [Reserved]

     SECTION  8.      Mandatory Partial Amortization Events.  The
following   shall  constitute  "Mandatory  Partial   Amortization
Events" for the VFCs:

          (a)  failure:

           (i)on the part of the Transferor or the Servicer to make any payment or deposit required to be made by the Transferor or the Servicer by the terms of a Certificate Purchase Agreement, the Agreement, the Series Supplement or this Issuance Supplement on or before the date occurring five (5) Business Days after the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8),

           (ii) on the part of the Originator to make any payment or deposit required to be made by the Originator by the terms of the Receivables Purchase Agreement or on the part of the Bank to make any payment or deposit required to be made by the Bank by the terms of the Receivables Transfer Agreement (in either case other than any payment or deposit in respect of any Defaulted Receivable Repurchase) on or before the date occurring five (5) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Originator or the Bank, as applicable, by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8), or

           (iii) on the part of the Transferor, the Originator or the Bank duly to observe or perform in any material respect any covenants or agreements of the Transferor, the Originator or the Bank set forth in the Receivables Purchase Agreement, the Receivables Transfer Agreement, a Certificate Purchase Agreement, the Agreement, the Series Supplement or this Issuance Supplement, which failure has a material adverse effect on the VFC Certi ficateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be reme died, shall have been given to the Transferor, the Originator or the Bank, as applicable, by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8), and continues to affect materially and adversely the interests of the VFC Certi ficateholders for such period;

          (b)    any  representation  or  warranty  made  by  the
     Transferor in a Certificate Purchase Agreement or by the Transferor, the Originator or the Bank in the Receivables Purchase Agreement or the Receivables Transfer Agreement,
     (i) shall prove to have been incorrect in any material re spect when made or when delivered, which continues to be in correct in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor, the Originator or the Bank, as applicable, by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8), and (ii) as a result of which the interests of the VFC Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Mandatory Partial Amortization Event pursu ant to this subsection 8(b) shall not be deemed to have occurred hereunder with respect to the representations and warranties made by the Originator referenced in Section 2.04 of the Receivables Purchase Agreement or the Bank referenced in Section 2.04 of the Receivables Transfer Agreement if the Originator shall have performed its related obligations under Section 2.04 of the Receivables Purchase Agreement; or

          (c) failure on the part of the Servicer duly to observe or perform in any respect any covenants or agreements of the Servicer set forth in the Agreement, the Series Supplement, this Issuance Supplement or a Certificate Purchase Agreement (other than those set forth in subsection 10.1(a) thereof), which has a material adverse effect on the VFC Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8) and continues to materially adversely affect the VFC Certificateholders for such period; or the Servicer shall delegate its duties under the Agreement, except as permitted by Section 8.7 thereof; or any representation, warranty or certification made by the Servicer in the Agreement or a Certificate Purchase Agreement or in any certificate delivered pursuant to the Agreement or a Certificate Purchase Agreement shall prove to have been incorrect when made, which has a material adverse effect on the VFC Certificateholders and which continues to be incorrect in any material respect for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Facility Agent or any Agent (subject to the last sentence of this Section 8) and continues to materially adversely affect such Certificateholders for such period.

Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 8(c) for a period of 60 days (less the applicable grace periods specified in such subsections), shall not constitute a Mandatory Partial
Amortization Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, computer failure or similar causes; provided, however, that the Servicer shall not be excused by reason of any of the foregoing events from causing the Trustee to make timely payment of amounts required to be paid pursuant to Sections 4.12 and 4.13 of the Series Supplement. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner, and the Servicer shall provide the Trustee, the Transferor, the Facility Agent and each Agent with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations. In no event shall the Trustee, the Facility Agent or any Agent have any obligation to give any notice described above in this Section 8 unless such Person shall have actual knowledge of the event or circumstance permitting such notice to be given and, in the case of the Facility Agent or any Agent, such Person shall be required to give such notice pursuant to the applicable Certificate Purchase Agreement.

     SECTION 9. Additional VFC Provisions. (a) Section 10.2 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence should be inserted in the fifteenth line of subsection 10.2(a) between the phrase "acceptable to the Trustee." and "If such Successor Servicer is" and shall be applicable only with respect to the
VCFs: "Any Successor Servicer must either (A) be approved by the Facility Agent, the Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers or (B) be a Person which
(i) has a tangible net worth of at least $50,000,000, (ii) has serviced an average of at least $1,000,000,000 of credit or charge card receivables outstanding during the previous 12 months and (iii) has a senior long-term debt rating, as determined by at least one nationally recognized statistical rating organization, of at least "BBB" or its equivalent, provided, that if such Successor Servicer has no long term debt or such debt is not rated by a nationally recognized statistical rating organization, the long term debt rating of its parent must be at least "BBB" or its equivalent."

     (b) Section 11.7 of the Agreement shall read in its entirety as provided in the Agreement and, in addition, the following sentence shall be added to the end of subsection 11.7(c) of the Agreement and shall be applicable only to the
VFCs:    "Any  successor  trustee  appointed  pursuant  to   this
Section 11.7 shall be subject to the written consents of the Facility Agent, the Class A-1 Purchasers, the Class A-2 Purchasers and the Class B Purchasers, which consents shall not be unreasonably withheld."

     (c) A copy of each notice, demand, direction, report, Officer's Certificate or other certificate, election and opinion required to be sent or delivered to the Rating Agency or the Trustee shall also be sent or delivered and, in the case of opinions or letters of reliance thereon, shall be addressed to the Facility Agent and each Agent, for the benefit of itself and each related Class A-1 Purchaser, Class A-2 Purchaser and Class B Purchasers.

     (d) For purposes of any provision of the Agreement or the Series Supplement which requires that any Rating Agency confirm that an action or condition would not result in a reduction or withdrawal of its rating of the Series 1999-1 Certificates or any class thereof, such requirement shall mean, with respect to the VFCs, that (i) each Rating Agency shall have confirmed that such action or condition would not result in a reduction or withdrawal of its rating of any Class of the VFCs, and (ii) that each of Moody's, Standard & Poor's and, if applicable, Fitch IBCA, Inc. shall have confirmed to each Conduit Purchaser (as defined in each applicable Certificate Purchase Agreement) that such action or condition would not result in a reduction or withdrawal of its rating of any commercial paper notes or other obligations issued by such Conduit Purchaser, without giving effect to any increase of any credit or liquidity enhancement provided to such Conduit Purchaser (other than, in the case of a purchase of Additional Class A Invested Amounts or Additional Class B Invested Amounts, as applicable, a proportionate increase in the liquidity support provided to such Conduit Purchaser by its related Liquidity Purchasers (as defined in the applicable Certificate Purchase Agreement) in respect of its interest in the VFCs).

     (e)   The Transferor and the Servicer shall not permit a New
Issuance  to  occur in violation of the terms of any  Certificate
Purchase Agreement.

     (f) For purposes of this Issuance Supplement, (i) consents required to be given by the Class A-1 Purchasers shall be deemed to have been given if provided (A) by Class A-1 Certificateholders holding Undivided Interests aggregating more than 50% of the portion of the Invested Amount represented by the Class A-1 Certificates or (B) by one or more Agents under the Class A-1 Certificate Purchase Agreement which certify that they are entitled to give such consent on behalf of Class A-1 Purchasers as provided in the Class A-1 Certificate Purchase Agreement; (ii) consents required to be given by the Class A-2 Purchasers shall be deemed to have been given if provided (A) by Class A-2 Certificateholders holding Undivided Interests aggregating more than 50% of the portion of the Invested Amount represented by the Class A-2 Certificates or (B) by one or more Agents under the Class A-2 Certificate Purchase Agreement which certify that they are entitled to give such consent on behalf of Class A-2 Purchasers as provided in the Class A-2 Certificate Purchase Agreement; and (iii) consents required to be given by the Class B Purchasers shall be deemed to have been given if provided (A) by Class B Certificateholders holding Undivided Interests aggregating more than 50% of the portion of the Invested Amount represented by the Class B Certificates or (B) by one or more Agents under the Class B Certificate Purchase Agreement which certify that they are entitled to give such consent on behalf of Class B Purchasers as provided in the Class B Certificate Purchase Agreement.

     (g) The Transferor shall not deposit funds in any Defeasance Account with respect to the VFCs of any Class which is a Parity Class with respect to VFCs unless either (i) each Rating Agency shall have confirmed that such deposit would not result in a reduction or withdrawal of its rating on each Class of VFCs, or
(ii) each Class A Purchaser and Class B Purchaser shall have consented to such deposit.

     SECTION 10. Ratification of Agreement. As supplemented by this Issuance Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Issuance Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 11. Counterparts. This Issuance Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 12. GOVERNING LAW. THIS ISSUANCE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 13. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Issuance Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

     SECTION 14. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Issuance Supplement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee under this Issuance Supplement, in the exercise of the powers and authority conferred and vested in it under the Agreement,
(b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Issuance Supplement or the other related documents.

     SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Issuance Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

                       [Signatures Follow]

     IN  WITNESS  WHEREOF, the Transferor, the Servicer  and  the
Trustee have caused this Issuance Supplement to be duly executed by their respective officers as of the day and year first above written.


                     SRI Receivables Purchase Co., Inc.,
                     Transferor


                     By: /s/ Charles M. Sledge
                       Name: Charles M. Sledge
                       Title: SVP


                     Specialty Retailers, Inc., Servicer


                     By: /s/ James A. Marcum
                       Name: James A. Marcum
                       Title: Vice Chairman, CFO


                     Bankers Trust (Delaware), not in its
                     individual capacity but solely as Trustee


                     By: /s/ Patricia M F Russo
                       Name: Patricia M F Russo
                       Title: Attorney in Fact


                                                      Exhibit A-1

No. ___

         FORM OF CLASS A-1 VARIABLE FUNDING CERTIFICATE

     THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

     EACH PURCHASER AND HOLDER OF THIS CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THIS CERTIFICATE, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR
SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THIS CERTIFICATE AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60.


                  SRI RECEIVABLES MASTER TRUST
     CLASS A-1 VARIABLE FUNDING CERTIFICATE, SERIES 1999-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts of Specialty Retailers, Inc. ("SRI"), Granite National Bank, N.A. or subsidiaries of SRI and other assets and interests constituting the Trust under the Agreement described below.

 (Not an interest in or a recourse obligation of SRI Receivables
                       Purchase Co., Inc.,
            SRI or any affiliate of either of them.)

     This    certifies   that   [________________________]   (the
"Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"; such term to include any amendment or supplement thereto) by and among SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI, as the Servicer (together with its successors and assigns in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (together with its successors in such capacity, the "Trustee"), the Series 1999-1 Supplement, dated as of November 9, 1999 (the "Series 1999-1 Supplement"), among the Transferor, SRI, as Servicer, and the Trustee and the Issuance Supplement I, dated as of November 9, 1999 (the "Issuance Supplement") among the Transferor, SRI, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement and the Issuance Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "SRI Receivables Master Trust Class A-1
Variable Funding Certificates, Series 1999-1" (the "Class A-1 Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     Pursuant to the Agreement, the Trust has also issued a classes of certificates entitled the "SRI Receivables Master Trust Class A-2 Variable Funding Certificates, Series 1999-1" (the "Class A-2 Certificates" and, together with the Class A-1 Certificates, the "Class A Certificates"), the "SRI Receivables Master Trust Class B Variable Funding Certificates, Series 1999-1" (the "Class B Certificates"), the "SRI Receivables Master Trust Floating Rate Class C Certificates, Series 1999-1" (the "Class C Certificates"), the "SRI Receivables Master Trust Floating Rate Class D Certificates, Series 1999-1" (the "Class D Certificates") and the "SRI Receivables Master Trust Class E Certificates, Series 1999-1" (the "Class E Certificates"). The Class A-2 Certificates are on a parity with the Class A-1 Certificates, and the Class B Certificates, the Class C
Certificates, the Class D Certificates and the Class E Certificates are subordinated to the Class A Certificates as and to the extent provided in the Agreement.

     The principal of and interest on this Certificate will be payable as and to the extent provided in the Agreement.

     The Class A-1 Initial Invested Amount of this Certificate is set forth on the grid attached hereto. The Class A-1 Certificateholder or its agent is authorized from time to time to record the amount and date of each Additional Class A-1 Invested Amount evidenced by this Certificate and each payment of principal of this Certificate on such grid or on a continuation thereof which shall be attached thereto and made a part thereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A-1 Certificateholder's rights with respect to its Class A-1 VFC Principal Balance and its right to receive interest payments in respect of this Certificate.

     The Transferor has structured the Agreement and the Certificates with the intention that the Class A-1 Certificates will qualify under applicable tax law as debt, and the Transferor and each holder of a Class A-1 Certificate or of any interest therein by acceptance of its Class A-1 Certificate or any interest therein, agrees to treat the Class A-1 Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

     It is expressly understood and agreed by the parties hereto that (a) this Certificate is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN   WITNESS   WHEREOF,  the  Transferor  has  caused   this
Certificate to be duly executed under its official seal.

                         SRI   RECEIVABLES  PURCHASE  CO.,  INC.,
Transferor


                         By:_____________________________________
_
                              Name:
                              Title:


                 CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Date:                          BANKERS TRUST (DELAWARE),  not  in
its individual
                         capacity but solely as Trustee


                         By:  [______________], as Authenticating
Agent


                         By: ____________________________________
                                   Authorized Signatory


             GRID TO CLASS A-1 CERTIFICATE NO. ____


   Date of        Additional        Amount of     Notation Made
 Transaction       Class A-1        Principal          By
                   Invested          Payment
                    Amount

                $                N/A             N/A
                (Class A-1
                Initial
                Invested
                Amount)



















































                                                      Exhibit A-2

No. ___

             CLASS A-2 VARIABLE FUNDING CERTIFICATE

     THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

     EACH PURCHASER AND HOLDER OF THIS CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THIS CERTIFICATE, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR
SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THIS CERTIFICATE AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60.

                  SRI RECEIVABLES MASTER TRUST
     CLASS A-2 VARIABLE FUNDING CERTIFICATE, SERIES 1999-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts of Specialty Retailers, Inc. ("SRI"), Granite National Bank, N.A. or subsidiaries of SRI and other assets and interests constituting the Trust under the Agreement described below.

 (Not an interest in or a recourse obligation of SRI Receivables
                       Purchase Co., Inc.,
            SRI or any affiliate of either of them.)

     This    certifies   that   [________________________]   (the
"Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"; such term to include any amendment or supplement thereto) by and among SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI, as the Servicer (together with its successors and assigns in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (together with its successors in such capacity, the "Trustee"), the Series 1999-1 Supplement, dated as of November 9, 1999 (the "Series 1999-1 Supplement"), among the Transferor, SRI, as Servicer, and the Trustee and the Issuance Supplement I, dated as of November 9, 1999 (the "Issuance Supplement") among the Transferor, SRI, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement and the Issuance Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "SRI Receivables Master Trust Class A-2
Variable Funding Certificates, Series 1999-1" (the "Class A-2 Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     Pursuant to the Agreement, the Trust has also issued a classes of certificates entitled the "SRI Receivables Master Trust Class A-1 Variable Funding Certificates, Series 1999-1" (the "Class A-1 Certificates" and, together with the Class A-2 Certificates, the "Class A Certificates"), the "SRI Receivables Master Trust Class B Variable Funding Certificates, Series 1999-1" (the "Class B Certificates"), the "SRI Receivables Master Trust Floating Rate Class C Certificates, Series 1999-1" (the "Class C Certificates"), the "SRI Receivables Master Trust Floating Rate Class D Certificates, Series 1999-1" (the "Class D Certificates") and the "SRI Receivables Master Trust Class E Certificates, Series 1999-1" (the "Class E Certificates"). The Class A-1 Certificates are on a parity with the Class A-2 Certificates, and the Class B Certificates, the Class C
Certificates, the Class D Certificates and the Class E Certificates are subordinated to the Class A Certificates as and to the extent provided in the Agreement.

     The principal of and interest on this Certificate will be payable as and to the extent provided in the Agreement.

     The Class A-2 Initial Invested Amount of this Certificate is set forth on the grid attached hereto. The Class A-2 Certificateholder or its agent is authorized from time to time to record the amount and date of each Additional Class A-2 Invested Amount evidenced by this Certificate and each payment of principal of this Certificate on such grid or on a continuation thereof which shall be attached thereto and made a part thereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A-2 Certificateholder's rights with respect to its Class A-2 VFC Principal Balance and its right to receive interest payments in respect of this Certificate.

     The Transferor has structured the Agreement and the Certificates with the intention that the Class A-2 Certificates will qualify under applicable tax law as debt, and the Transferor and each holder of a Class A-2 Certificate or of any interest therein by acceptance of its Class A-2 Certificate or any interest therein, agrees to treat the Class A-2 Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

     It is expressly understood and agreed by the parties hereto that (a) this Certificate is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


     IN   WITNESS   WHEREOF,  the  Transferor  has  caused   this
Certificate to be duly executed under its official seal.

                         SRI   RECEIVABLES  PURCHASE  CO.,  INC.,
Transferor


                         By:_____________________________________
_
                              Name:
                              Title:


                 CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Date:                          BANKERS TRUST (DELAWARE),  not  in
its individual
                         capacity but solely as Trustee


                         By:  [______________], as Authenticating
Agent


                         By: ____________________________________
                                   Authorized Signatory


             GRID TO CLASS A-2 CERTIFICATE NO. ____


   Date of        Additional        Amount of     Notation Made
 Transaction       Class A-2        Principal          By
                   Invested          Payment
                    Amount

                $                N/A             N/A
                (Class A-2
                Initial
                Invested
                Amount)














































                                                      Exhibit A-3

No. ____

              CLASS B VARIABLE FUNDING CERTIFICATE

     THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

     EACH PURCHASER AND HOLDER OF THIS CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF SRI RECEIVABLES PURCHASE CO., INC. AND SPECIALTY RETAILERS, INC., THAT SUCH PURCHASER OR HOLDER EITHER (A) IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) A "BENEFIT PLAN INVESTOR" (AS DEFINED IN UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION SECTION 2510.3-101) OR (B) IS AN INSURANCE COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) ON THE DATE IT ACQUIRES THIS CERTIFICATE, LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, (II) IF AFTER THE INITIAL ACQUISITION OF THIS CERTIFICATE, DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR
SECTION 4975 OF THE CODE AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES APPLIES TO THE CONTINUED HOLDING OF THIS CERTIFICATE UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA, THEN SUCH INSURANCE COMPANY WILL DISPOSE OF ALL OF THE CERTIFICATES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER, AND (III) ON THE DATE IT ACQUIRES THIS CERTIFICATE AND THROUGHOUT THE PERIOD THAT IT HOLDS THEM IT MEETS ALL THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PTCE 95-60.

                  SRI RECEIVABLES MASTER TRUST
      CLASS B VARIABLE FUNDING CERTIFICATE, SERIES 1999-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts of Specialty Retailers, Inc. ("SRI"), Granite National Bank, N.A. or subsidiaries of SRI and other assets and interests constituting the Trust under the Agreement described below.

 (Not an interest in or a recourse obligation of SRI Receivables
                       Purchase Co., Inc.,
            SRI or any affiliate of either of them.)

     This    certifies   that   [________________________]   (the
"Certificateholder") is the registered owner of a fractional undivided interest in the SRI Receivables Master Trust (the "Trust") issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"; such term to include any amendment or supplement thereto) by and among SRI Receivables Purchase Co., Inc., as Transferor (the "Transferor"), SRI, as the Servicer (together with its successors and assigns in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (together with its successors in such capacity, the "Trustee"), the Series 1999-1 Supplement, dated as of November 9, 1999 (the "Series 1999-1 Supplement"), among the Transferor, SRI, as Servicer, and the Trustee and the Issuance Supplement I, dated as of November 9, 1999 (the "Issuance Supplement") among the Transferor, SRI, as Servicer, and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1999-1 Supplement and the Issuance Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "SRI Receivables Master Trust Class B
Variable Funding Certificates, Series 1999-1" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.


     Pursuant to the Agreement, the Trust has also issued a classes of certificates entitled the "SRI Receivables Master Trust Class A-1 Variable Funding Certificates, Series 1999-1" (the "Class A-1 Certificates"), the "SRI Receivables Master Trust Class A-2 Variable Funding Certificates, Series 1999-1" (the "Class A-2 Certificates" and, together with the Class A-1 Certificates, the "Class A Certificates"), the "SRI Receivables Master Trust Floating Rate Class C Certificates, Series 1999-1" (the "Class C Certificates"), the "SRI Receivables Master Trust Floating Rate Class D Certificates, Series 1999-1" (the "Class D Certificates") and the "SRI Receivables Master Trust Class E Certificates, Series 1999-1" (the "Class E Certificates"). The Class B Certificates are subordinate to the Class A Certificates, and the Class C Certificates, the Class D Certificates and the Class E Certificates are subordinate to the Class A Certificates and the Class B Certificates as and to the extent provided in the Agreement.

     The principal of and interest on this Certificate will be payable as and to the extent provided in the Agreement.

     The Class B Initial Invested Amount of this Certificate is set forth on the grid attached hereto. The Class B Certificateholder or its agent is authorized from time to time to record the amount and date of each Additional Class B Invested Amount evidenced by this Certificate and each payment of principal of this Certificate on such grid or on a continuation thereof which shall be attached thereto and made a part thereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class B Certificateholder's rights with respect to its Class B VFC Principal Balance and its right to receive interest payments in respect of this Certificate.

     The Transferor has structured the Agreement and the Certificates with the intention that the Class B Certificates will qualify under applicable tax law as debt, and the Transferor and each holder of a Class B Certificate or of any interest therein by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

     It is expressly understood and agreed by the parties hereto that (a) this Certificate is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trustee and (c) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Certificate.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN   WITNESS   WHEREOF,  the  Transferor  has  caused   this
Certificate to be duly executed under its official seal.

                         SRI   RECEIVABLES  PURCHASE  CO.,  INC.,
Transferor


                         By:_____________________________________
_
                              Name:
                              Title:


                 CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Date:                          BANKERS TRUST (DELAWARE),  not  in
its individual
                         capacity but solely as Trustee


                         By:  [______________], as Authenticating
Agent


                         By: ____________________________________
                                   Authorized Signatory

              GRID TO CLASS B CERTIFICATE NO. ____


   Date of        Additional        Amount of     Notation Made
 Transaction        Class B         Principal          By
                   Invested          Payment
                    Amount

                $                N/A             N/A
                (Class B Initia
                l Invested
                Amount)














































                                                      Exhibit B-1

                Class A-1 Interest Calculations

Terms used in this Exhibit which are not defined in the Agreement, this Issuance Supplement or this Exhibit are used as defined in the Class A-1 Certificate Purchase Agreement.

     (a) "Class A-1 Interest" shall mean, with respect to any Distribution Date, the sum of (i) interest on the Class A-1 VFC Principal Balance for the immediately preceding Interest Accrual Period computed pursuant to subsection (b) and, if applicable, subsection (c), below, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment with respect to the previous Distribution Date.

     (b) Interest shall accrue on the Covered Portion of the Class A-1 VFC Principal Balance during each Interest Accrual
Period at the following rates:

          (i)   Except  as otherwise provided in clause  (ii)  or
     (iv) below, the Conduit Purchaser's Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Commercial Paper Rate from time to time in effect.

          (ii) If and to the extent that, and for so long as, a Conduit Purchaser at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion or any portion thereof (which determination may be based on any allocation method employed in good faith by the Conduit Purchaser), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, except as otherwise provided in clause
     (iv)   below,  such  portion  of  such  Conduit  Purchaser's
     Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iii) Except as otherwise provided in clause (iv) below, the Percentage Interest of the Covered Portion of the Class A-1 VFC Principal Balance held by each Committed Purchaser and Liquidity Purchaser shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iv)  Notwithstanding the provisions  of  clauses  (i),
     (ii) or (iii) above, from and after the occurrence of a Trust Pay Out Event or a Series 1999-1 Pay Out Event, the entire Covered Portion shall bear interest at a rate per annum equal to the Risk Rate from time to time in effect.

     (c) For each portion of each Interest Accrual Period with respect to which there were Unreimbursed Class A-1 Investor Charge-Offs, interest shall accrue on the portion of the Class A-1 VFC Principal Balance equal to the amount of the Unreimbursed Class A-1 Investor Charge-Offs at a rate per annum equal to the Risk Rate from time to time in effect.

     (d) The Agent for the Class A-1 Owners shall notify the Servicer on each Certificate Rate Determination Date of the Commercial Paper Rate, the Alternative Rate and the Risk Rate, as applicable, and the Class A-1 Interest for the related Interest Accrual Period for its related Purchaser Group substantially in the form of Exhibit B-1A (or such other form which may be mutually acceptable to the applicable Agent and the Servicer from time to time). For such purposes, such Agent may rely conclusively on notices from the Conduit Purchasers as to the interest rate or rates from time to time applicable to its Percentage Interest of the Class A-1 VFC Principal Balance. Such notification from an Agent may be based on a Conduit Purchaser's estimate of the Commercial Paper Rate as provided to such Agent and upon estimates of the Class A-1 Interest if the actual amount is not then known to such Agent. In any such case, such Agent shall notify the Servicer on or before the following Certificate Rate Determination Date of the amount of any variation between the estimated Class A-1 Interest and the actual Class A-1 Interest for the preceding Interest Accrual Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Accrual Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Accrual Period. Subject to any Estimated Interest Adjustment, each determination of the
Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Class A-1 Interest by any Agent shall be conclusive and binding on the Class A-1 Certificateholders, the Transferor, the Servicer and the Trustee in the absence of manifest error.

     (e) Interest calculated by reference to the Commercial Paper Rate or the Class A-1 Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Any interest calculated by reference to the Corporate Base Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed.

Definitions

     "Alternative Rate" shall mean, for each Class A-1 Purchaser,
(i) for any Interest Accrual Period, if such Class A-1 Purchaser shall have received at least two London Business Days notice prior to the commencement of such Interest Accrual Period that the applicable portion of its share of the Covered Portion of the Class A-1 VFC Principal Balance would bear interest by reference to the Class A-1 Adjusted Eurodollar Rate for such Interest Accrual Period, an interest rate per annum equal to the sum of 1.00% plus Adjusted Eurodollar Rate for such Interest Accrual Period, and (ii) otherwise, an interest rate per annum equal to the Corporate Base Rate in effect from time to time during such Interest Accrual Period.

     "Class A-1 Adjusted Eurodollar Rate" shall mean (i) 5.55520% for the initial Interest Accrual Period, and thereafter (ii) for any Interest Accrual Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

     Class A-1 Adjusted Eurodollar Rate  =                  LIBOR
                                   Rate
                                   1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period. For purposes of this definition, (a) "LIBOR Rate" shall mean, with respect to any Interest Accrual Period or portion thereof, the rate per annum shown on page 3750 of the Bridge Information Systems
Telerate screen or any successor page as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period (or portion) thereof, as shown under the heading "USD" as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof) are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates, of major banks as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be the rate per annum equal to the average of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period equal to such Interest Accrual Period (or portion thereof), it being understood that if at least two such quotations are provided, the rate shall be the arithmetic mean of such provided rates; provided further that if fewer than two such rates are provided, the rate shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by Credit Suisse First Boston, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period to leading European banks for Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof); provided further that if the LIBOR Rate is not established for any such Interest Accrual Period as otherwise provided above, the LIBOR Rate for such Interest Accrual Period shall equal the LIBOR Rate for the immediately preceding Interest Accrual Period, (b) "LIBOR Reserve Percentage" shall mean, with respect to any Interest Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Federal Reserve Board (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D, and (c) "Reference Banks" shall mean the principal London offices of Credit Suisse First Boston and two other major banks in the London interbank market selected by the Servicer with the consent of the Agents under the Class A-1 Certificate Purchase Agreement.

     "Commercial Paper Notes" shall mean, with respect to the Conduit Purchaser, the short-term promissory notes issued by the Conduit Purchaser which are allocated by the Conduit Purchaser as its funding for its Percentage Interest of the Class A-1 VFC Principal Balance.

     "Commercial Paper Rate" shall mean, (a) for any day to the extent the Conduit Purchaser funds its Percentage Interest of the Class A-1 VFC Principal Balance on such day with outstanding Commercial Paper Notes, the sum of (i) the rate (or if more than one rate, the weighted average of the rates) per annum at which such Commercial Paper Notes were sold by any placement agent or commercial paper dealer selected by or on behalf of the Conduit Purchaser, as agreed between each such agent or dealer and the Conduit Purchaser; provided that if any rate as agreed between any such agent or dealer and the Conduit Purchaser is a discount rate, then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (ii) dealer commissions (computed at the rate of 0.05% on a discount basis, or such higher rate as has become customary and usual in the commercial paper industry), placement agent fees and commissions and Commercial Paper Note issuance costs, expressed as an annualized rate in respect of the principal component of such Commercial Paper Notes, or (b) otherwise, for any day, the Alternative Rate for the applicable Interest Accrual Period.

     "Committed Purchaser" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

     "Conduit Purchaser" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

     "Corporate Base Rate" shall mean, for any day, the higher of
(i) the base commercial lending rate per annum announced from time to time by Credit Suisse First Boston in New York in effect on such day, or (ii) the interest rate per annum quoted by Credit Suisse First Boston at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by Credit Suisse First Boston plus one-half of one percent (0.50%). (The Corporate Base Rate is not intended to represent the lowest rate charged by Credit Suisse First Boston for extensions of credit.)

     "Covered Portion" shall mean, with respect to the Class  A-1
VFC  Principal Balance, a portion thereof equal to the Class  A-1
Invested Amount.

     "Liquidity Purchaser" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

     "London Business Day" shall mean any Business Day other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed.

     "Percentage   Interest",  with  respect  to  a   Class   A-1
Purchaser, shall be determined in accordance with the  Class  A-1
Certificate Purchase Agreement.

     "Risk Rate" shall mean 2.00% in excess of the Corporate Base
Rate in effect from time to time.

     "Support Facility" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.

     "Support Party" shall have the meaning specified in the Class A-1 Certificate Purchase Agreement.


                                                     Exhibit B-1A


          SRI RECEIVABLES MASTER TRUST, SERIES 1999-1


Interest Accrual Period: __________, ____ to __________, ____
Transfer Date:      __________, ____
Distribution Date:       __________, ____
Purchaser Group:         _________________________________

I.   Class A-1 VFC Principal Balance (for Purchaser Group)

     1.   Covered Portion of the Class A-1 Principal
          Balance (as set forth in Daily Report)      $__________
     2.   Unreimbursed Class A-1 Charge-Offs Portion of
          the  Class A-1 VFC Principal Balance (as  set
          forth in Daily Report)                      $__________
     3.   Total  Class  A-1 VFC Principal  Balance  for
          Purchaser Group (1+2)                       $__________

II.  Computation of Class A-1 Interest


                             A.    B. Portion of     C. Interest
                            Rat    Class A-1 VFC       Amount
                             e   Principal Balance
     1  Commercial Paper          __%   $__________  $__________
     .  Rate
     2  LIBOR Rate                __%
     .
        Class A-1 Adjusted        __%
        Eurodollar Rate
        Corporate Base            __%
        Rate
             Alternative          __%   $__________  $__________
        Rate
     3  Risk Rate                 __%   $__________  $__________
     .
     4  Total Interest                               $__________
     .  (sum of items 1C,
        2C and 3C)

III. Computation of Class A-1 Interest for Purchaser Group:

     1.   Interest on Class A-1 VFC Principal Balance
          (item II.4C)                                $__________
     2.    Estimated  Interest Adjustment  (if  any)  from  prior
Monthly Period                                        $__________
     3.   Class A-1 Interest (sum of items 1 and 2)   $__________


                                                 Exhibit B-2

              Class A-2 Interest Calculations

Terms used in this Exhibit which are not defined in the Agreement, this Issuance Supplement or this Exhibit are used as defined in the Class A-2 Certificate Purchase Agreement.

     (a) "Class A-2 Interest" shall mean, with respect to any Distribution Date, the sum of (i) interest on the Class A-2 VFC Principal Balance for the immediately preceding Interest Accrual Period computed pursuant to subsection (b) and, if applicable, subsection (c), below, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment with respect to the previous Distribution Date.

     (b) Interest shall accrue on the Covered Portion of the Class A-2 VFC Principal Balance during each Interest
Accrual Period at the following rates:

          (i) Except as otherwise provided in clause (ii) or (iv) below, the Conduit Purchaser's Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Commercial Paper Rate from time to time in effect.

          (ii) If and to the extent that, and for so long as, a Conduit Purchaser at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion or any portion thereof (which determination may be based on any allocation method employed in good faith by the Conduit Purchaser), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, except as otherwise provided in clause (iv) below, such portion of such Conduit Purchaser's Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iii)      Except as otherwise provided in  clause
     (iv) below, the Percentage Interest of the Covered Portion of the Class A-2 VFC Principal Balance held by each Committed Purchaser and Liquidity Purchaser shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iv)  Notwithstanding  the provisions  of  clauses
     (i), (ii) or (iii) above, from and after the occurrence of a Trust Pay Out Event or a Series 1999-1 Pay Out Event, the entire Covered Portion shall bear interest at a rate per annum equal to the Risk Rate from time to time in effect.

     (c) For each portion of each Interest Accrual Period with respect to which there were Unreimbursed Class A-2 Investor Charge-Offs, interest shall accrue on the portion of the Class A-2 VFC Principal Balance equal to the amount of the Unreimbursed Class A-2 Investor Charge-Offs at a rate per annum equal to the Risk Rate from time to time in effect.

     (d) The Agent for the Class A-1 Owners shall notify the Servicer on each Certificate Rate Determination Date of the Commercial Paper Rate, the Alternative Rate and the Risk Rate, as applicable, and the Class A-2 Interest for the related Interest Accrual Period for its related Purchaser Group substantially in the form of Exhibit B-2A (or such other form which may be mutually acceptable to the applicable Agent and the Servicer from time to time). For such purposes, such Agent may rely conclusively on notices from the Conduit Purchasers as to the interest rate or rates from time to time applicable to its Percentage Interest of the Class A-2 VFC Principal Balance. Such notification from an Agent may be based on the Conduit Purchaser's estimate of the Commercial Paper Rate as provided to such Agent and upon estimates of the Class A-2 Interest if the actual amount is not then known to such Agent. In any such case, such Agent shall notify the Servicer on or before the following Certificate Rate Determination Date of the amount of any variation between the estimated Class A-2 Interest and the actual Class A-2 Interest for the preceding Interest Accrual Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Accrual Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Accrual Period. Subject to any Estimated Interest Adjustment, each determination of the Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Class A-2 Interest by any Agent shall be conclusive and binding on the Class A-2 Certificateholders, the Transferor, the Servicer and the Trustee in the absence of manifest error.

     (e) Interest calculated by reference to the Commercial Paper Rate or the Class A-2 Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Any interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed.

Definitions

     "Alternative Rate" shall mean, for each Class A-2 Purchaser,
(i) for any Interest Accrual Period, if such Class A-2 Purchaser shall have received at least two London Business Days notice prior to the commencement of such Interest Accrual Period that the applicable portion of its share of the Covered Portion of the Class A-2 VFC Principal Balance would bear interest by reference to the Class A-2 Adjusted Eurodollar Rate for such Interest Accrual Period, an interest rate per annum equal to the sum of 1.00% plus Adjusted Eurodollar Rate for such Interest Accrual Period, and (ii) otherwise, an interest rate per annum equal to the Prime Rate in effect from time to time during such Interest Accrual Period, plus, in either case, related costs associated with the funding of such portion of the Class A-2 VFC Principal Balance expressed as a percentage of the face amount thereof and converted to an interest-bearing equivalent rate per annum.

     "Class A-2 Adjusted Eurodollar Rate" shall mean (i) 5.55520% for the initial Interest Accrual Period, and thereafter (ii) for any Interest Accrual Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

     Class A-2 Adjusted Eurodollar Rate  =                  LIBOR
                                   Rate
                                   1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period. For purposes of this definition, (a) "LIBOR Rate" shall mean, with respect to any Interest Accrual Period or portion thereof, the rate determined by the applicable Class A-2 Purchaser on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in
United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The applicable Class A-2 Purchaser will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period (commencing on the first day of such period) (the establishment of the LIBOR Rate on each Interest Determination Date by the Class A-2 Purchaser shall (in the absence of manifest error) be final and binding, (b) "LIBOR Reserve Percentage" shall mean, with respect to any Interest Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Federal Reserve Board (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D, (c) "Reference Banks" shall mean four prime banks in the London interbank market selected by the Program Administrator, and (d) "Interest Determination Date" shall mean two London Business Days prior to the commencement of an Interest Accrual Period.

     "Commercial Paper Notes" shall mean, with respect to a Conduit Purchaser, the commercial paper notes issued by such Conduit Purchaser.

     "Commercial Paper Rate" shall mean, for any day to the extent the Conduit Purchaser funds its Percentage Interest of the Class A-2 VFC Principal Balance on such day with outstanding Commercial Paper Notes, a rate per annum equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper Notes outstanding on such day allocated to the funding of the Class A-2 Investor VFC Principal Balance were sold by any placement agent or commercial paper dealer of the such Conduit Purchaser's Commercial Paper Notes, plus (ii) the commissions and charges charged by such placement agent or commercial paper dealer with respect to such Commercial Paper Notes expressed as a percentage of the face amount thereof and converted to an interest-bearing equivalent rate per annum, plus (iii) related costs associated with the issuance of Commercial Paper Notes expressed as a percentage of the face amount thereof and converted to an interest-bearing equivalent rate per annum.

     "Committed Purchaser" shall have the meaning specified in the Class A-2 Certificate Purchase Agreement.

     "Conduit Purchaser" shall have the meaning specified in the Class A-2 Certificate Purchase Agreement.

     "Covered Portion" shall mean, with respect to the Class  A-2
VFC  Principal Balance, a portion thereof equal to the Class  A-2
Invested Amount.

     "Liquidity Purchaser" shall have the meaning specified in the Class A-2 Certificate Purchase Agreement.

     "London Business Day" shall mean any Business Day other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed.

     "Percentage   Interest",  with  respect  to  a   Class   A-2
Purchaser, shall be determined in accordance with the  Class  A-2
Certificate Purchase Agreement.

     "Prime Rate" shall mean, for any day, the rate set forth in H.15(519) opposite the caption "Bank Prime Loan" for such day. The Prime Rate is also available on Telerate, currently at page
125. If any discrepancy arises between Telerate and the printed version of H.15(519), the printed version of H.15(519) will take precedence. If the Prime Rate is not published in H.15(519), then the Prime Rate will be determined by calculating the arithmetic mean of the rates of interest publicly announced by each bank named on Telerate under the heading "Prime Rate Top 30 U.S. Banks," currently at page 38, as such bank's U.S. dollar prime rate or base lending rate as in effect on such day at 3:30 p.m. (New York City time). If fewer than four such rates appear on Telerate for such Reset date, then the Prime Rate shall be the arithmetic mean of the rate of interest publicly announced by three major banks in New York City, selected by the Program Administrator, as their U.S. dollar prime rate or base lending rate as in effect for such day.

     "Program Administrator" means CDC Financial Products, Inc., or its successors and assigns.

     "Risk Rate" shall mean 2.00% in excess of the Prime Rate in effect from time to time.

                                                     Exhibit B-2A


          SRI RECEIVABLES MASTER TRUST, SERIES 1999-1


Interest Accrual Period: __________, ____ to __________, ____
Transfer Date:      __________, ____
Distribution Date:       __________, ____
Purchaser Group:         _________________________________

I.   Class A-2 VFC Principal Balance (for Purchaser Group)

     1.   Covered Portion of the Class A-2 Principal
          Balance (as set forth in Daily Report)      $__________
     2.   Unreimbursed Class A-2 Charge-Offs Portion of
          the Class A-2
           VFC Principal Balance (as set forth in Daily Report)$__________
     3.   Total  Class  A-2 VFC Principal  Balance  for
          Purchaser Group (1+2)                       $__________

II.  Computation of Class A-2 Interest


                             A.    B. Portion of     C. Interest
                            Rat    Class A-2 VFC       Amount
                             e   Principal Balance
     1  Commercial Paper          __%   $__________  $__________
     .  Rate
     2  LIBOR Rate                __%
     .
        Class A-2 Adjusted        __%
        Eurodollar Rate
        Prime Rate                __%
             Alternative          __%   $__________  $__________
        Rate
     3  Risk Rate                 __%   $__________  $__________
     .
     4  Total Interest                               $__________
     .  (sum of items 1C,
        2C and 3C)

III. Computation of Class A-2 Interest for Purchaser Group:

     1.   Interest on Class A-2 VFC Principal Balance
          (item II.4C)                                $__________
     2.   Estimated Interest Adjustment (if any) from
          prior Monthly Period                        $__________
     3.   Class A-2 Interest (sum of items 1 and 2)   $__________


                                                      Exhibit B-3

                 Class B Interest Calculations

Terms used in this Exhibit which are not defined in the Agreement, this Issuance Supplement or this Exhibit are used as defined in the Class B Certificate Purchase Agreement.

     (a) "Class B Interest" shall mean, with respect to any Distribution Date, the sum of (i) interest on the Class B VFC Principal Balance for the immediately preceding Interest Accrual Period computed pursuant to subsection (b) and, if applicable, subsection (c), below, plus or minus (as the case may be) (ii) any Estimated Interest Adjustment with respect to the previous Distribution Date.

     (b) Interest shall accrue on the Covered Portion of the Class B VFC Principal Balance during each Interest Accrual Period at the following rates:

          (i) Except as otherwise provided in clause (ii), (iii) or (iv) below, the Conduit Purchaser's Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Commercial Paper Rate from time to time in effect.

          (ii) If and to the extent that, and for so long as, a Conduit Purchaser at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion or any portion thereof (which determination may be based on any allocation method employed in good faith by the Conduit Purchaser), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, except as otherwise provided in clause
     (iv)   below,  such  portion  of  such  Conduit  Purchaser's
     Percentage Interest of the Covered Portion shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iii) Except as otherwise provided in clause (iv) below, the Percentage Interest of the Covered Portion of the Class B VFC Principal Balance held by each Committed Purchaser and Liquidity Purchaser shall bear interest at a rate per annum equal to the Alternative Rate from time to time in effect.

          (iv)  Notwithstanding the provisions  of  clauses  (i),
     (ii) or (iii) above, from and after the occurrence of a Trust Pay Out Event or a Series 1999-1 Pay Out Event, the entire Covered Portion shall bear interest at a rate per annum equal to the Risk Rate from time to time in effect.

     (c) For each portion of each Interest Accrual Period with respect to which there were Unreimbursed Class B Investor Charge-Offs, interest shall accrue on the portion of the Class B VFC Principal Balance equal to the amount of the Unreimbursed Class B Investor Charge-Offs at a rate per annum equal to the Risk Rate from time to time in effect.

     (d) The Agent for the Class B Owners shall notify the Servicer on each Certificate Rate Determination Date of the Commercial Paper Rate, the Alternative Rate and the Risk Rate, as applicable, and the Class B Interest for the related Interest Accrual Period for its related Purchaser Group substantially in the form of Exhibit B-3A (or such other form which may be mutually acceptable to the applicable Agent and the Servicer from time to time). For such purposes, such Agent may rely conclusively on notices from the Conduit Purchasers as to the interest rate or rates from time to time applicable to its Percentage Interest of the Class B VFC Principal Balance. Such notification from an Agent may be based on a Conduit Purchaser's estimate of the Commercial Paper Rate as provided to such Agent and upon estimates of the Class B Interest if the actual amount is not then known to such Agent. In any such case, such Agent shall notify the Servicer on or before the following Certificate Rate Determination Date of the amount of any variation between the estimated Class B Interest and the actual Class B Interest for the preceding Interest Accrual Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated Interest Adjustment" for such Interest Accrual Period, and the amount of any overpayment of interest based on such variation shall be a negative "Estimated Interest Adjustment" for such Interest Accrual Period. Subject to any Estimated Interest Adjustment, each determination of the Commercial Paper Rate, the Alternative Rate, the Risk Rate and the Class B Interest by any Agent shall be conclusive and binding on the Class B Certificateholders, the Transferor, the Servicer and the Trustee in the absence of manifest error.

     (e) Interest calculated by reference to the Commercial Paper Rate or the Class B Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Any interest calculated by reference to the Corporate Base Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed.

Definitions

     "Alternative  Rate" shall mean, for each Class B  Purchaser,
(i) for any Interest Accrual Period, if such Class B Purchaser shall have received at least two London Business Days notice prior to the commencement of such Interest Accrual Period that the applicable portion of its share of the Covered Portion of the Class B VFC Principal Balance would bear interest by reference to the Class B Adjusted Eurodollar Rate for such Interest Accrual Period, an interest rate per annum equal to the sum of 1.00% plus Adjusted Eurodollar Rate for such Interest Accrual Period, and
(ii) otherwise, an interest rate per annum equal to the Corporate Base Rate in effect from time to time during such Interest Accrual Period.

     "Class B Adjusted Eurodollar Rate" shall mean (i) 5.55520% for the initial Interest Accrual Period, and thereafter (ii) for any Interest Accrual Period or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined pursuant to the following formula:

     Class B Adjusted Eurodollar Rate    =                  LIBOR
                                   Rate
                                   1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period. For purposes of this definition, (a) "LIBOR Rate" shall mean, with respect to any Interest Accrual Period or portion thereof, the rate per annum shown on page 3750 of the Bridge Information Systems
Telerate screen or any successor page as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period (or portion) thereof, as shown under the heading "USD" as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period; provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof) are displayed on page "LIBOR" of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates, of major banks as of 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be the rate per annum equal to the average of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period equal to such Interest Accrual Period (or portion thereof), it being understood that if at least two such quotations are provided, the rate shall be the arithmetic mean of such provided rates; provided further that if fewer than two such rates are provided, the rate shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by Credit Suisse First Boston, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period to leading European banks for Dollar deposits for a period equal to such Interest Accrual Period (or portion thereof); provided further that if the LIBOR Rate is not established for any such Interest Accrual Period as otherwise provided above, the LIBOR Rate for such Interest Accrual Period shall equal the LIBOR Rate for the immediately preceding Interest Accrual Period, (b) "LIBOR Reserve Percentage" shall mean, with respect to any Interest Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Federal Reserve Board (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D, and (c) "Reference Banks" shall mean the principal London offices of Credit Suisse First Boston and two other major banks in the London interbank market selected by the Servicer with the consent of the Agents under the Class B Certificate Purchase Agreement.

     "Commercial Paper Notes" shall mean, with respect to the Conduit Purchaser, the short-term promissory notes issued by the Conduit Purchaser which are allocated by the Conduit Purchaser as its funding for its Percentage Interest of the Class B VFC Principal Balance.

     "Commercial Paper Rate" shall mean, (a) for any day to the extent the Conduit Purchaser funds its Percentage Interest of the Class B VFC Principal Balance on such day with outstanding Commercial Paper Notes, the sum of (i) the rate (or if more than one rate, the weighted average of the rates) per annum at which such Commercial Paper Notes were sold by any placement agent or commercial paper dealer selected by or on behalf of the Conduit Purchaser, as agreed between each such agent or dealer and the Conduit Purchaser; provided that if any rate as agreed between any such agent or dealer and the Conduit Purchaser is a discount rate, then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (ii) dealer commissions (computed at the rate of 0.05% on a discount basis, or such higher rate as has become customary and usual in the commercial paper industry), placement agent fees and commissions and Commercial Paper Note issuance costs, expressed as an annualized rate in respect of the principal component of such Commercial Paper Notes, or (b) otherwise, for any day, the Alternative Rate for the applicable Interest Accrual Period.

     "Committed Purchaser" shall have the meaning specified in the Class B Certificate Purchase Agreement.

     "Conduit Purchaser" shall have the meaning specified in the Class B Certificate Purchase Agreement.

     "Corporate Base Rate" shall mean, for any day, the higher of
(i) the base commercial lending rate per annum announced from time to time by Credit Suisse First Boston in New York in effect on such day, or (ii) the interest rate per annum quoted by Credit Suisse First Boston at approximately 11:00 a.m., New York City time, on such day, to dealers in the New York Federal funds market for the overnight offering of Dollars by Credit Suisse First Boston plus one-half of one percent (0.50%). (The Corporate Base Rate is not intended to represent the lowest rate charged by Credit Suisse First Boston for extensions of credit.)

     "Covered  Portion" shall mean, with respect to the  Class  B
VFC  Principal Balance, a portion thereof equal to  the  Class  B
Invested Amount.

     "Liquidity Purchaser" shall have the meaning specified in the Class B Certificate Purchase Agreement.

     "London Business Day" shall mean any Business Day other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed.

     "Percentage Interest", with respect to a Class B Purchaser, shall be determined in accordance with the Class B Certificate
Purchase Agreement.

     "Risk Rate" shall mean 2.00% in excess of the Corporate Base
Rate in effect from time to time.

                                                     Exhibit B-3A


          SRI RECEIVABLES MASTER TRUST, SERIES 1999-1


Interest Accrual Period: __________, ____ to __________, ____
Transfer Date:      __________, ____
Distribution Date:       __________, ____
Purchaser Group:         _________________________________

I.   Class B VFC Principal Balance (for Purchaser Group)

     1.   Covered Portion of the Class B Principal
          Balance (as set forth in Daily Report)      $__________
     2.   Unreimbursed Class B Charge-Offs  Portion  of
          the  Class  B VFC Principal Balance  (as  set
          forth in Daily Report)                      $__________
     3.   Total  Class  B  VFC  Principal  Balance  for
          Purchaser Group (1+2)                       $__________

II.  Computation of Class B Interest


                             A.    B. Portion of     C. Interest
                            Rat     Class B VFC        Amount
                             e   Principal Balance
     1  Commercial Paper          __%   $__________  $__________
     .  Rate
     2  LIBOR Rate                __%
     .
        Class B Adjusted          __%
        Eurodollar Rate
        Corporate Base            __%
        Rate
             Alternative          __%   $__________  $__________
        Rate
     3  Risk Rate                 __%   $__________  $__________
     .
     4  Total Interest                               $__________
     .  (sum of items 1C,
        2C and 3C)

III. Computation of Class B Interest for Purchaser Group:

     1.   Interest on Class B VFC Principal Balance
          (item II.4C)                                $__________
     2.    Estimated  Interest Adjustment  (if  any)  from  prior
Monthly Period                                        $__________
     3.   Class B Interest (sum of items 1 and 2)     $__________